UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

February 9, 2007

Date of report (Date of earliest event reported)

Supertel Hospitality, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Virginia

(State or Other Jurisdiction of Incorporation)

0-25060	52-1889548
(Commission File Number)	(IRS Employer Identification No.)

309 North Fifth Street
Norfolk, NE	68701
(Address of Principal Executive Offices)	(Zip Code)

(402) 371-2520

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On February 9, 2007, Supertel Limited Partnership, a limited partnership 97% owned by Supertel Hospitality, Inc., entered into hotel purchase agreements to purchase six hotels from Budget Motels, Inc. and Waterloo Hospitality, Inc. The purchase price for the hotels is $38,600,000. Supertel intends to fund the purchase price from existing credit facilities, new borrowings to be negotiated and by assuming debt. The hotels are located in: Alexandria, Virginia (Comfort Inn); Alexandria, Virginia (Days Inn); Bossier City, Louisiana (Days Inn); Fredericksburg (North), Virginia (Days Inn); Fredericksburg (South), Virginia (Days Inn); and Shreveport, Louisiana (Days Inn). The closing of the transactions is subject to customary closing conditions including inspections (i.e., property and title surveys, environmental surveys and appraisals), accuracy of representations and warranties and compliance with covenants and obligations under the purchase agreements.

The hotel purchase agreement for the hotels located in Alexandria, Virginia (Comfort Inn), Alexandria, Virginia (Days Inn), Fredericksburg (South), Virginia (Days Inn), and Shreveport, Louisiana (Days Inn) is attached hereto as Exhibit 2.1 and incorporated herein by reference. The purchase agreement provides for the four hotels to be purchased by Supertel Limited Partnership on March 30, 2007 for a $30,901,000 purchase price, consisting of approximately $19.6 million cash and $11.3 million of assumed loans.

The hotel purchase agreement for the hotels located in Bossier City, Louisiana (Days Inn) and Fredericksburg (North), Virginia (Days Inn) is attached hereto as Exhibit 2.2 and incorporated herein by reference. The purchase agreement provides for the two hotels to be purchased by Supertel Limited Partnership on July 31, 2007 for a $7,699,000 cash purchase price. The purchase agreement also provides for Supertel Limited Partnership to lease the two hotels from March 30, 2007 to July 31, 2007 pursuant to the terms of a lease agreement (included as Exhibit 6 to the purchase agreement attached hereto as Exhibit 2.2). The lease agreement requires Supertel Limited Partnership to pay monthly rent of $44,910.83 for the two hotels during the lease term.

The description of the purchase agreements is qualified in its entirety by the purchase agreements filed with this report as Exhibit 2.1 and Exhibit 2.2 and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

Exhibit 2.1	Hotel Purchase Agreement, dated February 9, 2007, among Supertel Limited Partnership, Budget Motels, Inc. and Waterloo Hospitality, Inc.
Exhibit 2.2	Hotel Purchase Agreement, dated February 9, 2007, among Supertel Limited Partnership and Budget Motels, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Supertel Hospitality, Inc.

Date: February 12, 2007	By: /s/ Donavon A. Heimes
Name: Donavon A. Heimes
Title: Chief Financial Officer, Treasurer and Secretary

EXHIBIT INDEX

Exhibit	Description
2.1	Hotel Purchase Agreement, dated February 9, 2007, among Supertel Limited Partnership, Budget Motels, Inc. and Waterloo Hospitality, Inc.
2.2	Hotel Purchase Agreement, dated February 9, 2007, among Supertel Limited Partnership and Budget Motels, Inc.